UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 11, 2014
(Date of earliest event reported: February 11, 2014)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

Revlon, Inc.'s wholly-owned operating subsidiary, Revlon Consumer Products Corporation ("RCPC"), is seeking an amendment to its Term Loan Agreement (as amended, the "Term Loan Agreement") that would reduce the interest rates applicable to the $675 million tranche of term loans under the Term Loan Agreement.

The consummation of the proposed amendment to the Term Loan Agreement is subject to customary closing conditions, including the receipt of consents from the appropriate lenders. There can be no assurances that the amendment will be consummated.

The Term Loan Agreement and its Incremental Amendment were filed as Exhibits 4.1 and 4.2, respectively, to RCPC’s Current Report on Form 8-K filed with the SEC on August 19, 2013.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the plans of Revlon, Inc. and RCPC (together, the "Company") and their strategies, focus, beliefs and expectations, are forward-looking. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans regarding future events, including the Company's plans to secure the proposed amendment to RCPC's Term Loan Agreement that would reduce the interest rates applicable to the $675 million tranche of term loans under the Term Loan Agreement, as well as the terms and conditions of such proposed amendment. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company's filings with the SEC, including the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2012 and 2013 (which may be viewed on the SEC's website at http://www.sec.gov), as well as reasons including difficulties, delays, unexpected costs or the inability of RCPC to consummate, in whole or in part, the proposed amendment to the Term Loan Agreement and/or less than expected benefits from such amendment, such as less than expected reductions in the interest rates applicable to the $675 million tranche of term loans under the Term Loan Agreement. Factors other than those referred to above could also cause the Company's results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Lucinda K. Treat
Lucinda K. Treat
Executive Vice President and General Counsel
February 11, 2014